UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2010 (January 22, 2010)
ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio	43054

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 283-6500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 22, 2010, Charles F. Kessler, Executive Vice President — Female Merchandising of Abercrombie & Fitch Co. (“A&F” or the “Registrant”), resigned from his positions as an officer with A&F and its subsidiaries and affiliates, effective immediately. Mr. Kessler will remain with A&F on a transitional basis in a non-executive role through July 31, 2010.
Mr. Kessler has entered into an agreement (the “Agreement”) with Abercrombie & Fitch Management Co., a subsidiary of A&F, setting forth the terms of Mr. Kessler’s separation from employment and service with A&F and its subsidiaries and affiliates. Pursuant to the Agreement, Mr. Kessler’s base salary ($816,000) will continue through the transition period ending July 31, 2010 (or a shorter period in the event Mr. Kessler commences other employment during the transition period) and for 12 months thereafter. Mr. Kessler will receive any incentive compensation actually earned under A&F’s Incentive Compensation Performance Plan for the six-month period ending January 30, 2010. Provided Mr. Kessler remains employed throughout the transition period, Mr. Kessler will vest into outstanding stock awards that by their terms vest prior to the end of the transition period. At the end of the transition period, Mr. Kessler will forfeit all unvested stock awards and will be entitled to exercise vested stock appreciation rights and stock options in accordance with the terms of the applicable plans. Mr. Kessler will also receive incidental benefits, such as health care continuation and outplacement services, in accordance with A&F’s past practices.
Pursuant to the Agreement, Mr. Kessler agreed to a non-disclosure covenant (unlimited as to time), a 12-month non-competition covenant and a 24-month non-solicitation covenant. Mr. Kessler also agreed to cooperate with A&F and its subsidiaries and affiliates both in defense of any claims asserted against them and otherwise.
The Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1.
A&F does not anticipate that a successor to Mr. Kessler will be designated. A&F’s Chief Executive Officer and other senior executives will assume the merchandising responsibilities of Mr. Kessler.
Item 9.01. Financial Statements and Exhibits.
(a) through (c) Not Applicable
(d) Exhibits:
The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Agreement between Abercrombie & Fitch Management Co. and Charles F. Kessler, executed by each on January 28, 2010
[signature page to follow]

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.
Dated: January 28, 2010	By:	/s/ David S. Cupps
David S. Cupps
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Agreement between Abercrombie & Fitch Management Co. and Charles F. Kessler, executed by each on January 28, 2010